UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to §240.14a-12

FORCE PROTECTION, INC.
(Name of Registrant as Specified In Its Charter)

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(set forth the amount on which the filing fee is calculated and state how it was determined):
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[   ]  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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FORCE PROTECTON, INC.
9801 Highway 78, Bldg. #1
Ladson, SC 29456
(843) 740-7015

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, SEPTEMBER 18, 2006

August 24, 2006

Dear Fellow Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Force Protection, Inc., a Nevada corporation (the "Company"), will be held on Monday, September 18, 2006 at the executive offices of Force Protection, Inc. located at 9801 Highway 78, Building #1, Ladson, South Carolina 29456 at 10 a.m. for the following purposes:

1.  To elect Gordon McGilton and Jack Davis as a Class I directors of the Company until their respective successors shall be elected and qualified:

2.  To consider other matters that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on August 16, 2006 are entitled to vote at the meeting or any postponement or adjournment thereof. All stockholders are cordially invited to attend the meeting.

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, WE URGE YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY USING THE ENVELOPE PROVIDED.

By order of the board of directors

August 24, 2006

/s/ Scott Ervin
R. Scott Ervin
Corporate Secretary

FORCE PROTECTION, INC.
9801 Highway 78, Bldg. #1
Ladson, SC 29456
(843) 740-7015

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 18, 2006

PROXY SOLICITATION INFORMATION

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Force Protection, Inc. for use at the Annual Meeting of Stockholders to be held on Monday, September 18, 2006 at 10:00 a.m., local time, at our Corporate Offices located at 9801 Highway 78, Building #1, Ladson, South Carolina 29456 and at any adjournments thereof (the "Meeting").

COST OF SOLICITATION

The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our Common Stock for their expenses in forwarding proxy material to such beneficial owners. In addition to solicitation by mail, our officers, directors and employees, who will receive no extra compensation for their services, may solicit proxies personally or by telephone or facsimile.

MAILING OF PROXY STATEMENT, PROXY AND FORM 10-K ANNUAL REPORT

This Proxy Statement and the accompanying Proxy will be mailed on or about August 24, 2006, to all stockholders entitled to notice of and to vote at the Meeting.

We will provide without charge, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2005 and related financial statements and financial statement schedules to each stockholder entitled to vote at the meeting, who requests a copy of such in writing or by phone. Requests should be sent to: Force Protection, Inc., at 9801 Highway 78, Building #1, Ladson, South Carolina 29456. Our telephone number is (843) 740-7015.

STOCKHOLDERS ENTITLED TO VOTE

The close of business on August 16, 2006 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on August 16, 2006, there were 51,139,850 shares of Common Stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. As of August 16, 2006, we did not have any shares of Preferred Stock outstanding that are entitled to vote. With respect to all matters that will come before the Meeting, each stockholder may vote shares registered in his or her name on the record date.

QUORUM

We must have the presence, in person or by proxy, of the holders of one-third of the votes entitled to be cast on a matter by a voting group to hold the Meeting. This is referred to as a quorum. Proxies received that withhold authority to vote for a nominee for election as a director and those that are marked as abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

VOTES REQUIRED FOR ELECTION OF DIRECTORS

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. This means that the two nominees receiving the highest number of "For" votes will be elected as directors. A properly executed proxy marked "Withhold" or "For All Except" with respect to the election of one or more nominees will not be counted as a vote "cast" or have any effect on the election of such nominee or nominees.

VOTE REQUIRED FOR ALL OTHER PROPOSALS

The affirmative vote of the holders of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Meeting is required for all other proposals.

A properly executed proxy marked "Abstain" with respect to any other proposals will be treated as shares present or represented and entitled to vote on such proposal and will have the same effect as a vote against the proposal.

RETURNED PROXY CARDS THAT DO NOT PROVIDE VOTING INSTRUCTIONS

Proxies that are signed and returned will be voted in the manner instructed by the stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For All Nominees" with respect to the election of all nominees for director named in this Proxy Statement and "For" any additional proposals voted on at the Meeting.

BROKER NON-VOTES

If you hold your shares of common stock in "street name," that is, through a broker, bank or other representative, you are considered the beneficial owner of the shares held in street name. As the beneficial owner, you have the right to direct your broker how to vote. Brokers who have not received instructions from beneficial owners generally have the authority to vote on certain "routine" matters, including the election of directors. With respect to a non-routine matter, a broker is not permitted to vote such shares on your behalf as to such matter. Shares representing such "broker non-votes" with respect to a non-routine matter will not be voted in favor of such matter and will also not be counted as votes cast on such matter.

CHANGING YOUR VOTE

You may revoke your proxy or change your vote at any time before the proxy is voted at the Meeting. In order to do this, you must:

□	send us written notice, stating your desire to revoke your proxy;
□	send us a signed proxy that bears a later date than the one you intend to revoke; or
□	attend the Meeting and vote in person. In this case, you must notify the Inspector of Elections that you intend to vote in person.

A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of August 16, 2006 by each stockholder known by us to be (i) the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each current director, (iii) each of the executive officers named in the Summary Compensation Table who were serving as executive officers at the end of the 2005 fiscal year and (iv) all of our directors and current executive officers as a group:

Beneficial Ownership Table

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage Ownership (2)

Officers & Directors

R. Scott Ervin	513,569	1.0%

Frank Kavanaugh (3)	6,468,960	12.6%

Gale Aguilar(4)	125,316	*

Gordon McGilton(5)	1,391,067	2.7%

Raymond Pollard	7,733	*

Jack Davis	7,733	*

Other 5% Holders

Midsummer Investment Ltd.	4,063,700	7.9%

All Beneficial Owners	12,578,076	24.6%

           * less than 1%

Footnotes to Beneficial Ownership Table:

1.	The address of all officers and directors is c/o Force Protection, Inc., 9801 Highway 78, Building #1, Ladson, South Carolina 29456.

2.	The number of shares of common stock outstanding as of August 11, 2006 is 51,139,850.

3.	Mr. Kavanaugh is a principal in Ashford Capital, LLC and his total beneficial share holdings include shares owned by Ashford Capital.

4.

As compensation for Mr. Aguilar's employment as our Interim Chief Executive Office during the period of October 2004 through January 2005, we granted to him a total of 117,583 shares of our unregistered common stock valued at $122,000. 20,833 of these shares vested on November 18, 2004 and 96,750 of these shares vested on January 1, 2005. The share certificates representing all these shares were issued on February 28, 2006.

5.	Includes an option for 1,000,000 shares at $0.72 per share. The option vests on January 1, 2007.

(PROPOSAL ONE)

PROPOSAL TO ELECT DIRECTORS TO THE BOARD OF DIRECTORS

We have three classes of directors; Class I, Class II and Class III, and directors in each class serve for three years from the date of election or until the directors' successors are duly elected and qualified. At each Annual Meeting of Stockholders, directors from one or more classes stand for election according to our By-Laws. The directors elected at this Meeting will be elected to serve as set forth in the By-Laws. The board of directors has designated as director nominees Gordon McGilton as a Class I director and Jack Davis as a Class I director. Both of the nominees are currently directors of the Company serving by appointment.

The persons named in the proxy will vote to elect Gordon McGilton and Jack Davis as Class I directors, unless authority to vote for the election is withheld or the proxy is marked with the names of directors as to whom authority to vote is withheld. In the event that any nominee shall become unable or unwilling to serve, the persons acting under the proxy may vote the proxy for the election of a substitute. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve.

The board of directors recommends the election of Gordon McGilton and Jack Davis as directors, and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise in the proxy.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth certain information about our directors and executive officers.

Name	Age	Position

Frank Kavanaugh	46	Director

Gordon McGilton	62	Chief Executive Officer, Director

Raymond Pollard	63	Chief Operating Officer

R. Scott Ervin	51	Acting Chief Financial Officer, General Counsel, Director

Gale Aguilar	73	Director

Jack Davis	59	Director

Biographies of executive officers and directors

Frank Kavanaugh:  Chairman of the Board, Director (Class III). Mr. Kavanaugh is a principal in a two investment funds, Fort Ashford Funds, LLC and Ashford Capital, LLC.  Mr. Kavanaugh worked for the Company from July of 2002 to May of 2005 in various capacities in our fire/rescue business, and managed strategic and investment relationships. In December of 2003 he was appointed to the board of directors, and in January of 2005 was appointed Chairman. Over the last 10 years, he has served in several executive positions including operational management roles at NewGen Systems, at several portfolio companies. He co-founded and served as President of QuickStart Technologies and held positions at Microsoft and Hewlett Packard. His education includes: a BS degree in Information & Computer Science, from University of California, Irvine and an MBA from Pepperdine University. He also serves on several community boards including the Child Guidance Center of Orange County, and the board of advisors at Chapman University's Leatherby Center.

Gordon McGilton:  Director (Class I), Chief Executive Officer.  Mr. McGilton has served as our director since January 2005. Mr. McGilton has served as a Senior Executive, or consultant, for a multitude of organizations in manufacturing, medical devices, and education. He has extensive experience in manufacturing, and business management. He is a partner in a technology company, APT Leadership and teaches business process seminars worldwide specializing in the creation of model companies. As a consultant, over the prior 5 years Mr. McGilton advised several companies throughout the U.S. including J.D. Edwards, United States Navy, and CIGNA Insurance Company. Mr. McGilton served in the United States Marine Corps.

Raymond W. Pollard: Chief Operating Officer. Mr. Pollard served as our director between December 2005 and August 2006. Mr. Pollard resigned from the Board on August 4, 2006 to focus primarily on his duties as our Chief Operating Officer. Mr. Pollard has worked for more than 30 years in the automotive and forging industries and has held positions of engineering management, manufacturing operations management, supplier development, contract negotiations, strategic alliance development, quality and logistics management and purchasing.  Mr. Pollard is currently the Executive Director of Supplier development and Strategic Alliances for General Motors Corporation's Fuel Cell Activity.  Mr. Pollard has a B.S. degree in Manufacturing Engineering and Business from Utah State University and is a veteran of the Vietnam War.

R. Scott Ervin: Acting Chief Financial Officer, General Counsel, Director (Class II). Mr. Ervin acted initially as a director from June through October 2001, and has served on the board continuously since February 2002. He is an attorney, having graduated from the University of California at Santa Cruz (BA Cum Laude 1978) and Boston College Law School (JD Cum Laude 1984) and is licensed to practice in New York, Texas and South Carolina. From 1984 through 1991 Mr. Ervin was associated with the New York law firm of Burlingham, Underwood and from 1991 through 1999 he practiced law with the law offices of Dr. Abdelrahman Abbar, in Jeddah Saudi Arabia. Since 1999 Mr. Ervin has been in private practice in Austin Texas. He is a director of Interlex, Inc., a Texas corporation, and a director of The Behavioural Sciences Foundation, a non-profit scientific research foundation. He also acts as trustee for several private trusts.

Gale Aguilar: Director (Class II). Mr. Aguilar has served as our director since October of 2003. Currently he is the President and a member of the board of directors at MITEM Corporation which he joined in 1995. His experience includes SF2 Corp., Stardent Corporation, and Prime Computer as Senior VP of Marketing, VP of Corp. Strategy and Corp. Development he was a member of the operating committee. In addition, he worked at IBM for 27 years in several positions including Director of Marketing and Service General Products Division, IBM Director of Product Marketing, and Director of Systems Strategy. His experience includes active duty in the Army 1951-53. He participates on several corporate and charitable boards.

Jack Davis: Director (Class I). Mr. Davis has served as our director since January 2006. Mr. Davis has held various senior level positions over the past 35 years in the military, law enforcement and business fields.  He served in the United States Marine Corps from 1968 until his retirement in 2005 where he held the rank of Major General.  In 1999, Mr. Davis retired from the North Carolina State Bureau of Investigation after 20 years of distinguished service.  He is also the founder of J.A. Davis & Associates, a security training company.  Mr. Davis holds undergraduate and masters degrees from Indiana State University and a Masters of Urban Administration from the University of North Carolina at Charlotte.

RELATED PARTY TRANSACTIONS

Our Chief Executive Officer, Mr. McGilton, is a principle of APT Leadership, a consulting firm we hired to provide various business consulting services, training seminars and certain business software. Through the period ended June 30, 2006, APT Leadership has billed us a total of $563,120 for such services, training and software. In addition, we have entered into an agreement with APT Leadership pursuant to which APT has granted to the us a non-exclusive right and license to use the diagrams, methods, concepts and business operating system functionality contained in APT Leadership "APT Tool" software and presented in APT Leadership's training seminars, specifically including the use of system diagrams, process flow diagrams and actively linked inputs, outcomes and feedback loops to represent business "conversion processes" and to design and redesign "value added" versus "non-value added" process flow diagrams. Under the terms of such agreement we paid a one time license fee of $60,000 and agreed to pay an annual license fee thereafter of $50,000.

On February 13, 2006, we entered into an agreement by and among the Company, Longview Fund LP, Longview Equity Fund LP and Fort Ashford Funds LLC, whereby Longview Fund, LP, and Longview Equity Fund, LP assigned $2,500,000 of our promissory notes to Fort Ashford Funds, LLC. Our director, Frank Kavanaugh, is Principal of Fort Ashford Funds, LLC. On April 17, 2006, the maturity date of the notes with Fort Ashford was extended until June 20, 2006. On June 19, 2006, the maturity date was extended until July 21, 2006. On July 21, 2006, the maturity date of the Fort Ashford notes was extended once more, through a date to be determined. We paid off the notes held by Ashford in full on August 9, 2006 and we have no current obligation to Fort Ashford or Mr. Kavanaugh.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not have a standing audit committee, compensation committee or nomination committee. Currently, the full board performs the functions normally delegated to such committees. The board believes at this time it is in the best interests of the Company and its shareholders for each member of the board to participate in all functions of the board as long as no conflicts are present.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the board held a total of 10 meetings. None of our directors attended less than 75% of the meetings.

The following board members attended our 2005 Annual Meeting: Mr. Ervin and Mr. Aguilar

PROCEDURE FOR NOMINATING DIRECTORS

The board does not have a written policy or charter regarding how director candidates are evaluated or nominated for the board. Additionally, the board has not created particular qualifications or minimum standards that candidates for the board must meet. Instead, the board considers how a candidate could contribute to the company's business and meet the needs of the company and the board.

The board will consider candidates for director recommended by our shareholders. Candidates recommended by shareholders are evaluated with the same methodology as candidates recommended by management or members of the board. To refer a candidate for director, please send a resume or detailed description of the candidate's background and experience with a letter describing the candidate's interest in the company to Force Protection, Inc., 9801 Highway 78, Bldg. #1, Ladson, SC 29456, attn: R. Scott Ervin. All candidate referrals are reviewed by at least one current board member.

CONTACT WITH THE BOARD OF DIRECTORS

We welcome comments and questions from our shareholders. Shareholders can direct communications to our General Counsel and Acting Chief Financial Officer, Scott Ervin at Force Protection, Inc., 9801 Highway 78, Bldg. #1, Ladson, SC 29456. While we appreciate all comments and questions from shareholders, we may not be able to individually respond to all communications. We attempt to address shareholder questions and concerns in our press releases and documents filed with the SEC so that all shareholders have access to information about our company at the same time.

Mr. Ervin collects and evaluates all shareholder communications. If the communication is directed to the board of directors generally or to a specific board member, Mr. Ervin will disseminate the communication to the appropriate party at the next scheduled board meeting unless the communication requires a more urgent response. In that case, Mr. Ervin will direct the communication to the appropriate party prior to the next scheduled board meeting. If the communication is addressed to an executive officer, Mr. Ervin will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based on our review of the activity of our officers and directors for the fiscal year ended December 31, 2005, we believe Forms 3, 4 or 5 were timely filed, except for the following: Mr. McGilton filed a Form 3 304 days late, Mr. Pollard filed a form 3 113 days late, Mr. Ervin filed a Form 3 1460 days late, Mr. Davis filed a Form 3 67 days late and Mr. Aguilar filed a Form 3 880 days late.

We are not aware of any other such required reports that have not been timely filed.

EXECUTIVE COMPENSATION

The following table presents a summary of the compensation paid to our Chief Executive Officer and other highly compensated employees during the last three fiscal years. Except as listed below, there are no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to executive officers.

Summary Compensation Table

					Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and				Other	Restricted	Securities		All
Principal				Annual	Stock	Underlying	LTIP	Other
Position	Year	Salary($)	Bonus($)	Comp.($)	Awards ($)	Options	Payouts	Comp.($)
Gordon McGilton (1)	2004	n/a
Chief Executive Officer	2005	289,327	60,000					20,000

Mike Aldrich	2003	96,000
Vice President - Sales	2004	113,758
	2005	118,560	234,761

Ted McQuinn (2)	2004	n/a
President Force Protection Industries, Inc.	2005	159,919			20,000			30,000

R. Scott Ervin (3)	2003	n/a
General Counsel	2004	56,800			108,000			15,000
& Acting Chief Financial Officer	2005	139,842

Mark Edwards (4)	2004	67,308						10,000
Vice President- Systems	2005	144,070				82,666

Michael Watts (5)	2003	180,500			240,000
Former Chief Executive Officer	2004	207,962			360,000			30,000
	2005			150,000				4,621

Gale Aguilar (6)	2003
Former Interim Chief	2004
Executive Officer	2005	45,000			127,000

Notes to Summary Compensation Table

The value shown for issuances of restricted (unregistered) common shares is 100% of the market as of the effective date of the grant by the board of directors (or the vesting date if different).

1.	Mr. McGilton received $20,000 as additional "in kind" compensation during 2005 in the form of a jet boat.
2.	Mr. McQuinn was granted 9,950 shares of our unregistered common stock as compensation during 2005. During 2005 Mr. McQuinn received $30,000 cash as a relocation benefit.
3.

Mr. Ervin was granted 41,667 shares of our unregistered common stock and 4 shares of our Series C stock as compensation during 2004. During 2004 Mr. Ervin received $15,000 cash as a relocation benefit.

4.	Mr. Edwards was granted an option to purchase 83,334 shares of our unregistered common stock as compensation during 2005. During 2004 Mr. Edwards received $10,000 cash as a relocation benefit.
5.

Mr. Watts served as a consultant to the Company for 12 months following his resignation as CEO in October 2004. During 2003 Mr. Watts was granted 166,667 shares of our unregistered common stock as compensation. During 2004 Mr. Watts was granted 83,333 shares of our unregistered common stock and 20 shares of our Series C stock as compensation. During 2005 Mr. Watts received consulting fees of $150,000 and $4,621 in health insurance benefits.

6.

Mr. Aguilar resigned as our Interim Chief Executive Officer on January 27, 2005. During 2004 Mr. Aguilar was granted 20,833 shares of our unregistered common stock as compensation. During 2005 Mr. Aguilar was granted 20,833 shares of our unregistered common stock and 1 share of our Series C stock as compensation.

EMPLOYMENT AGREEMENTS WITH KEY PERSONS

On May 1, 2006, we entered into an employment agreement with Mr. Raymond Pollard to act as our Chief Operating Officer.  Under the terms of the agreement, Mr. Pollard is to receive compensation of $240,000 per year, plus relocation expenses of $30,000.  In addition Mr. Pollard is to receive an annual grant of 20,513 shares of our unregistered common stock valued at $40,000 based on the closing share price for our stock on the date of Mr. Pollard's acceptance of employment with the Company. These share grants will vest on the first and second anniversary of his employment.  Mr. Pollard also served as a member of the board of directors from December 2005 through August 2006 and has received $12,000 in cash and 7,733 shares of common stock as compensation for his services as a director in 2006. Mr. Pollard resigned from the board of directors effective August 4, 2006.

Mr. Jack Davis joined the board of directors on January 13, 2006 as a non-employee, independent board member. Mr. Davis has received $12,000 in cash and 7,733 shares of common stock as compensation for his services as a director in 2006.

On January 27, 2005, we entered into an agreement with Mr. Gordon McGilton to act as our Chief Quality Officer. Under the terms of such agreement, Mr. McGilton is to receive a base salary of $180,000 plus an annual bonus of $180,000 and reimbursement for travel, lodging and other out of pocket expenses incurred during employment. We also agreed to provide Mr. McGilton stock options once we adopt a stock option plan. Effective April 18, 2005, we appointed Mr. McGilton as its Chief Executive Officer.  During 2005, Mr. McGilton received "in kind" compensation in the amount of $20,000 in the form of a Vortex jet boat which we gave Mr. McGilton title to. This "in kind" compensation was for work performed for us by Mr. McGilton as an independent contractor during 2001 and 2002. Effective January 1, 2006, we modified Mr. McGilton's compensation to include cash compensation of $35,000 per month, relocation expense of $30,000 upon separation from us, a one time grant of 300,000 shares of our unregistered common stock and options to purchase 1,000,000 shares of common stock at an exercise price of $0.72 per share, such options to vest on January 1, 2007 (or earlier upon the occurrence of specified events).  Mr. McGilton joined the board of directors on April 18, 2005. Mr. McGilton received no compensation for his services as a director during 2005. Mr. McGilton has received $12,000 in cash and 7,733 shares of common stock as compensation for his services as a director in 2006.

On November 15, 2004, we entered into an employment agreement with Mr. R. Scott Ervin to act as our General Counsel. Under the terms of such agreement, Mr. Ervin is to receive compensation of $118,000 per year, plus relocation expenses of $15,000, plus a grant of unregistered common stock valued at $108,000. Effective January 1, 2005 the annual compensation under such agreement was increased to $140,000. On January 27, 2005, Mr. Ervin was appointed by the board to act as Interim Chief Executive Officer during our search for a Chief Executive Officer. Upon the appointment of our new Chief Executive Officer on April 18, 2005, Mr. Ervin ceased to serve as the Interim Chief Executive Officer but continues to serve as General Counsel and a member of the board of directors. Mr. Ervin received no compensation for his services as a director during 2005. On November 14, 2005, the board appointed Mr. Ervin to serve as the Acting Chief Financial Officer following the resignation of the former Chief Financial Officer. Effective February 10, 2006, the Company increased Mr. Ervin's compensation to $180,000 per annum. On May 21, 2006, the board of directors agreed to compensate our independent directors $1,000 for each month of service during 2004 and 2005. We paid Mr. Ervin $7,000 for his services as an independent director in 2004. Mr. Ervin has received $12,000 in cash and 7,733 shares of common stock as compensation for his services as a director in 2006.

On November 8, 2004, we entered into an employment agreement with director Mr. Gale Aguilar to act as the Interim Chief Executive Officer. Under the terms of such agreement, Mr. Aguilar received compensation of $180,000 per year, plus a grant of 20,833 shares of unregistered common stock vesting on November 18, 2004, valued at $40,000 and a grant of 20,833 shares of unregistered common stock plus one share of Series C stock vesting on January 1, 2005, valued at $82,000. Mr. Aguilar's employment agreement was terminated effective January 27, 2005. On May 21, 2006, the board of directors agreed to compensate our independent directors $1,000 for each month of service during 2004 and 2005. We paid Mr. Aguilar $10,000 for his services as an independent director in 2004 and $11,000 for his service as an independent director in 2005. Mr. Aguilar has received $12,000 in cash and 7,733 shares of common stock as compensation for his services as a director in 2006.

On June 30, 2003, we entered into an employment agreement with Mr. Frank Kavanaugh to act as our Vice President of Business Development. Under the terms of such agreement, Mr. Kavanaugh is to receive compensation of $180,000 per year. In addition, on December 31, 2004 Mr. Kavanaugh received a one time grant of 10 Series C shares and 41,667 common shares valued at $180,000. On May 14, 2005 Mr. Kavanaugh resigned from his employment with us, but continues to serve on the board of directors as Chairman. In connection with Mr. Kavanaugh's resignation, we agreed to pay for 24 months of health coverage valued at $24,178. On June 2, 2006, we issued Mr. Kavanaugh 12,500 shares of its unregistered stock valued at $40,500 as compensation due under his 2003 employment contract. On May 21, 2006, the board of directors agreed to compensate our independent directors $1,000 for each month of service during 2004 and 2005. We paid Mr. Kavanaugh $7,000 for his service as an independent director in 2005. Mr. Kavanaugh has received $12,000 in cash and 7,733 shares of common stock as compensation for his services as a director in 2006.

DIRECTOR COMPENSATION

During 2004 and 2005, we reimbursed directors for travel expenses associated with their work for the company, but did not pay directors any compensation. During 2002 and 2003, we compensated directors in the form of grants of unregistered common stock. Scott Ervin was awarded 50,000 shares during 2002 and 2003 for services as an independent director.

On April 21, 2006, the board of directors approved payment of compensation to each member of the board for fiscal year 2006 in the amount of $6,000 per quarter in cash and $7,500 worth of unregistered common stock per quarter, such stock to be granted at a price based on the average five day market price for our shares following the date of approval of such compensation plan. board members are required to hold such compensation shares until their board service is over.

RECOMMENDATION

The affirmative vote of a plurality of the votes represented in person or by proxy at the Meeting is required for the election of the proposed nominees to the board of directors. The board of directors recommends a vote for the election of Gordon McGilton as Class I director and Mr. Jack Davis as Class I director, and proxies solicited by the board of directors will be so voted in the absence of instructions to the contrary.

SHAREHOLDER PROPOSALS

Proposals of Stockholders intended to be presented at the 2007 Annual Meeting of Stockholders and included in our proxy statement and proxy for such Annual Meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received at our principal executive offices not later than May 15, 2007 for inclusion in the proxy statement for that meeting.

PROXY CARD

FORCE PROTECTION, INC.

Annual Meeting of Shareholders to be held Monday, September 18, 2006

The undersigned hereby appoints R. Scott Ervin and John Wall jointly and severally as attorneys and Proxy Agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Force Protection, Inc. a Nevada Corporation, held of record by the undersigned on August 16, 2006 at the Annual Meeting of Shareholders to be held at 9801 Highway 78, Bldg #1, Ladson, SC at 10:00 a.m. Eastern Standard Time on September 18, 2006, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposal 1 and in the discretion of the Proxy agent as to such other matters as may properly come before the meeting.

1.	ELECTION OF DIRECTORS:		FOR	WITHHELD
	Nominees:	Gordon McGilton (Class I)		
		Jack Davis (Class I)		

For All Except: _______________

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES ALL THAT THE PROXIES, THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF

ADDRESS LABEL

Please sign exactly as name appears on stock certificate (as appears on address label affixed hereto). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

DATED:	____________	, 2006

(Signature of Shareholder)	__________________________________________________________

(Signature if held jointly)	__________________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.